Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
www.reliant.com	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	November 7, 2008
Reliant Energy Reports Third Quarter 2008 Results
•	Retail financial results impacted by Hurricane Ike

•	Strong power plant operating performance offset by lower commodity prices and mild weather

•	Executing plan outlined in September to end credit-enhanced retail structure while protecting asset value

•	Outlook based on plan announced in September with a wind-down of the commercial and industrial retail business

•	Board of Directors pursuing strategic alternatives to enhance shareholder value
HOUSTON — Reliant Energy, Inc. reported open EBITDA of $105 million for the third quarter of 2008, compared to $443 million for the third quarter of 2007. The decline was primarily due to lower retail contribution margin from the effects of Hurricane Ike, which includes lower sales volumes, the sale of excess supply at a loss and the cancellation of planned price increases.
Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of assets and emission and exchange allowances, was $239 million for the third quarter of 2008, compared to $443 million for the third quarter of 2007. The improvement in historical and operational hedges was offset by the decline in retail contribution margin mentioned above.
“We are experiencing a series of unprecedented events in our industry and the economy as a whole,” said Mark Jacobs, president and chief executive officer. “It is important to step back from the financial turmoil and recognize that we have two valuable businesses, one with a diverse portfolio of wholesale generation assets and another with a strong and loyal retail customer franchise.” Jacobs added, “In September we announced a plan to unwind the credit-enhanced retail structure with Merrill Lynch and raise additional capital to support the transition. The Board of Directors is reviewing strategic alternatives to improve upon this plan.”
The loss from continuing operations before income taxes for the third quarter of 2008 was $1,600 million, compared to income of $224 million for the third quarter of 2007. The 2008 GAAP results include net unrealized losses from energy derivatives of $1,694 million. The reported numbers for 2007 include net unrealized losses from energy derivatives of $28 million.
Open EBITDA was $339 million for the first nine months of 2008, compared to $750 million for the same period of 2007. The decline was primarily due to lower retail contribution margin resulting from extraordinary market conditions in ERCOT in the second quarter combined with the financial impact of Hurricane Ike in the third quarter. Adjusted EBITDA was $610 million for the first nine months of 2008, compared to $689 million for the same period of 2007. Improvement in historical and operational hedges partially offset the decline in retail contribution margin. Free cash flow provided by continuing operations was $47 million for the first nine months of 2008, compared to a free cash flow provided by continuing operations of $8 million for the same period in 2007.

The loss from continuing operations before income taxes for the first nine months of 2008 was $418 million, compared to income of $180 million for the first nine months of 2007. The 2008 GAAP results include net unrealized losses from energy derivatives of $566 million and a $37 million charge for western states litigation and similar settlements. The reported numbers for 2007 include net unrealized gains from energy derivatives of $168 million, a $22 million charge for western states litigation and similar settlements and a $72 million charge for debt extinguishments. Operating cash flow from continuing operations was $261 million for the first nine months of 2008, compared to $332 million for the same period of 2007.
OUTLOOK
Reliant Energy’s outlook is based on forward commodity prices as of September 26, 2008 and includes a range for the retail segment contribution margin. The outlook also assumes an orderly unwind of the credit-enhanced retail structure, completion of the previously announced $1 billion of new capital commitments and a wind-down of the commercial and industrial part of the retail business, and also includes other assumptions and estimates by Reliant Energy.
As previously announced, the Board of Directors is conducting a full review of strategic alternatives to enhance stockholder value. The objective of this process is to consider a full range of possible strategic actions to determine the best alternative for enhancing stockholder value. The possible strategic actions include, but are not limited to, the sale of all or substantially all of Reliant Energy as well as the sale of some or all of our retail business. The outlook does not reflect these possible strategic actions.
The outlook range for open EBITDA is $305 to $355 million, $748 to $823 million and $855 to $930 million for the years ending December 31, 2008, 2009 and 2010, respectively. The outlook range for adjusted EBITDA, which includes the impact of historical and operational wholesale hedges and gains on the sales of assets and emission and exchange allowances, net is $728 to $778 million, $886 to $961 million and $902 to $977 million for the same periods. The outlook range for free cash flow provided by continuing operations is ($46) to $4 million, $440 to $516 million and $578 to $657 million for the years ending December 31, 2008, 2009 and 2010, respectively.

Open EBITDA
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Income (loss) from continuing operations before income taxes	$493	($101)—($51)	$605—$680	$484—$559
Unrealized (gains) losses on energy derivatives	(445)	231	(265)	(102)
Western states litigation and similar settlements	22	37	—	—
Debt extinguishments	73	1	—	—
Depreciation and amortization	424	341	326	320
Interest expense, net	315	219	220	200
Adjusted EBITDA	$882	$728—$778	$886—$961	$902—$977
Historical and operational wholesale hedges	92	(339)	(138)	(47)
Gains on sales of assets and emission and exchange allowances, net	(26)	(84)	—	—
Open EBITDA	$948	$305—$355	$748—$823	$855—930
Free Cash Flow from Continuing Operations
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Operating cash flow from continuing operations	$755	$303—$353	$780—$856	$757—$836
Western states litigation and similar settlements payments	57	37	—	—
Change in margin deposits, net[1]	(297)	(26)	(45)	(18)
Adjusted cash flow provided by continuing operations	$515	$314—$364	$735—$811	$739—$818
Maintenance capital expenditures	(85)	(90)	(65)	(79)
Environmental capital expenditures and capitalized interest[2]	(104)	(242)	(154)	(20)
Emission and exchange allowances activity, net	(85)	(24)	(27)	(13)
Preferred stock dividend	—	(4)	(49)	(49)
Free cash flow provided by (used in) continuing operations	$241	($46)-$4	$440-$516	$578-$657

1.	Outlook does not include obligations for collateral posting related to the unwind of the credit-enhanced retail structure.

2.	Estimate represents the low end of the range.

NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables include the following non-GAAP financial measures:
Retail gross margin
Retail contribution margin
Open energy gross margin
Open wholesale gross margin
Open wholesale contribution margin
EBITDA
Adjusted EBITDA
Open EBITDA
Adjusted cash flow provided by continuing operations
Free cash flow provided by continuing operations
Gross debt
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
WEBCAST OF EARNINGS CONFERENCE CALL
Reliant Energy has scheduled its third quarter 2008 earnings conference call for Friday, November 7, 2008, at 7:00 a.m. CT. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section. A replay of the call can be accessed approximately two hours after the completion of the call. A copy of the presentation accompanying the call is also available at this Website address.
Reliant Energy, Inc. (NYSE:RRI) based in Houston, provides electricity and energy services to retail and wholesale customers in the United States. The company provides service to approximately 1.8 million retail electricity customers primarily in Texas, including residential and small business customers. Reliant also serves commercial, industrial, governmental and institutional customers in Delaware, Illinois, Maryland, New Jersey, New York Pennsylvania, and Washington, D.C.
The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. For more information, visit http://www.reliant.com. Reliant Energy, Inc. routinely posts all important information on its web site.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings and approvals related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, ongoing negotiations with Merrill Lynch and GS Loan Partners, ability to complete the issuance of convertible preferred stock to an affiliate of First Reserve, outcome of strategic alternative review, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(thousands of dollars, except per share amounts)

Revenues:
Revenues (including $(6,173), $7,205, $(13,130) and $10,927 unrealized gains (losses)) (including $0, $39,805, $253,001 and $39,805 from affiliates)	$3,738,106	$3,543,192	$9,977,065	$8,555,708

Expenses:
Cost of sales (including $(1,688,016), $(34,719), $(552,571) and $157,443 unrealized gains (losses)) (including $1,234, $37,782, $201,364 and $37,782 from affiliates)	4,899,393	2,838,950	9,059,914	6,758,157
Operation and maintenance	201,987	209,374	643,888	674,081
Selling, general and administrative	114,870	99,796	275,934	290,477
Western states litigation and similar settlements	3,467	—	37,467	22,000
Gains on sales of assets and emission and exchange allowances, net	(16,561)	(16,769)	(39,484)	(18,496)
Depreciation and amortization	84,228	121,449	261,597	324,021

Total operating expense	5,287,384	3,252,800	10,239,316	8,050,240

Operating Income (Loss)	(1,549,278)	290,392	(262,251)	505,468

Other Income (Expense):
Income of equity investment, net	1,405	1,549	2,600	4,075
Debt extinguishments	(594)	(1,320)	(1,017)	(72,589)
Other, net	4,593	1,590	4,619	2,084
Interest expense	(62,484)	(74,235)	(188,815)	(283,280)
Interest income	6,259	5,777	26,510	24,473

Total other expense	(50,821)	(66,639)	(156,103)	(325,237)

Income (Loss) from Continuing Operations Before Income Taxes	(1,600,099)	223,753	(418,354)	180,231
Income tax expense (benefit)	(562,208)	63,850	(110,299)	41,028

Income (Loss) from Continuing Operations	(1,037,891)	159,903	(308,055)	139,203
Income (loss) from discontinued operations	(29)	2,479	6,035	(1,062)

Net Income (Loss)	$(1,037,920)	$162,382	$(302,020)	$138,141

Basic Earnings Per Share:
Income (loss) from continuing operations	$(2.97)	$0.47	$(0.89)	$0.41
Income (loss) from discontinued operations	—	—	0.02	(0.01)

Net income (loss)	$(2.97)	$0.47	$(0.87)	$0.40

Diluted Earnings Per Share:
Income (loss) from continuing operations	$(2.97)	$0.45	$(0.89)	$0.40
Income (loss) from discontinued operations	—	0.01	0.02	(0.01)

Net income (loss)	$(2.97)	$0.46	$(0.87)	$0.39

Weighted Average Common Shares Outstanding (in thousands):
- Basic	349,200	343,835	347,086	341,768
- Diluted	349,200	354,204	347,086	352,325
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	Change	2008	2007	Change
	(millions of dollars)
Retail Energy:
Revenues	$2,778	$2,608	$170	$7,123	$6,303	$820
Cost of sales	4,385	2,281	2,104	7,468	5,307	2,161
Unrealized (gains) losses on energy derivatives	1,654	8	1,646	624	(248)	872

Retail gross margin	47	335	(288)	279	748	(469)

Operation and maintenance	67	65	2	190	186	4
Selling and marketing	49	34	15	119	94	25
Bad debt expense	31	30	1	44	68	(24)

Retail contribution margin	(100)	206	(306)	(74)	400	(474)

Unrealized gains (losses) on energy derivatives	(1,654)	(8)	(1,646)	(624)	248	(872)

Contribution margin, including unrealized gains/losses on energy derivatives (1)	(1,754)	198	(1,952)	(698)	648	(1,346)

Wholesale Energy:
Revenues	$1,033	$1,053	$(20)	$3,057	$2,598	$459
Cost of sales	588	675	(87)	1,797	1,796	1
Historical and operational wholesale hedges	(117)	17	(134)	(231)	80	(311)
Unrealized (gains) losses on energy derivatives	40	20	20	(58)	80	(138)

Open wholesale gross margin	368	415	(47)	971	962	9

Operation and maintenance	134	144	(10)	452	489	(37)
Bad debt expense	—	(1)	1	1	(2)	3

Open wholesale contribution margin	234	272	(38)	518	475	43

Historical and operational wholesale hedges	117	(17)	134	231	(80)	311
Unrealized gains (losses) on energy derivatives	(40)	(20)	(20)	58	(80)	138

Contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (1)	311	235	76	807	315	492

Other Operations:
Revenues	$4	$3	$1	$11	$10	$1
Cost of sales	—	—	—	—	—	—
Operation and maintenance	3	4	(1)	7	5	2

Other operations contribution margin (1)	1	(1)	2	4	5	(1)

Eliminations:
Revenues	$(77)	$(120)	$43	$(214)	$(355)	$141
Cost of sales	(74)	(117)	43	(205)	(345)	140
Operation and maintenance	(2)	(2)	—	(5)	(5)	—

Total	(1)	(1)	—	(4)	(5)	1

Consolidated:
Retail contribution margin	$(100)	$206	$(306)	$(74)	$400	$(474)
Open wholesale contribution margin	234	272	(38)	518	475	43
Other operations contribution margin	1	(1)	2	4	5	(1)
Eliminations	(1)	(1)	—	(4)	(5)	1

Total	134	476	(342)	444	875	(431)

Other general and administrative	(35)	(36)	1	(112)	(131)	19
Income of equity investment, net	2	1	1	3	4	(1)
Other, net	4	2	2	4	2	2

Open EBITDA	105	443	(338)	339	750	(411)

Historical and operational wholesale hedges	117	(17)	134	231	(80)	311
Gains on sales of assets and emission and exchange allowances, net	17	17	—	40	19	21

Adjusted EBITDA	239	443	(204)	610	689	(79)

Unrealized gains (losses) on energy derivatives	(1,694)	(28)	(1,666)	(566)	168	(734)
Western states litigation and similar settlements	(3)	—	(3)	(37)	(22)	(15)
Debt extinguishments	(1)	(1)	—	(1)	(72)	71

EBITDA	(1,459)	414	(1,873)	6	763	(757)

Depreciation and amortization	(85)	(122)	37	(262)	(324)	62
Interest expense	(63)	(74)	11	(189)	(283)	94
Interest income	7	6	1	27	24	3

Income (loss) from continuing operations before income taxes	$(1,600)	$224	$(1,824)	$(418)	$180	$(598)

(1)	Segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	September 30, 2008	December 31, 2007
	(thousands of dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$793,857	$754,962
Restricted cash	5,956	3,251
Accounts and notes receivable, principally customer, net of allowance of $42,780 and $36,724	1,257,036	1,082,746
Inventory	325,620	285,408
Derivative assets	804,184	663,049
Margin deposits	135,308	139,834
Accumulated deferred income taxes	189,559	114,559
Investment in and receivables from Channelview, net	61,442	83,253
Prepayments and other current assets	132,378	104,314
Assets held for sale	446,458	—
Current assets of discontinued operations	—	2,133

Total current assets	4,151,798	3,233,509

Property, plant and equipment, gross	6,604,285	6,852,170
Accumulated depreciation	(1,756,344)	(1,629,953)

Property, Plant and Equipment, net	4,847,941	5,222,217

Other Assets:
Goodwill, net	357,490	379,644
Other intangibles, net	389,381	405,338
Derivative assets	340,423	376,535
Prepaid lease	288,132	270,133
Accumulated deferred income taxes	175,395	70,410
Other ($36,991 and $29,016 accounted for at fair value)	204,824	234,014

Total other assets	1,755,645	1,736,074

Total Assets	$10,755,384	$10,191,800

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$12,193	$52,546
Accounts payable, principally trade	820,319	687,046
Derivative liabilities	1,279,446	885,346
Margin deposits	7,100	250
Other	513,253	426,839
Liabilities held for sale	62,483	—
Current liabilities of discontinued operations	2,952	—

Total current liabilities	2,697,746	2,052,027

Other Liabilities:
Derivative liabilities	695,063	473,516
Other	244,897	278,641
Long-term liabilities of discontinued operations	3,542	3,542

Total other liabilities	943,502	755,699

Long-term Debt	2,874,785	2,902,346
Commitments and Contingencies
Temporary Equity Stock-based Compensation	7,121	4,694
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 349,770,636 and 344,579,508 issued)	111	106
Additional paid-in capital	6,237,692	6,215,512
Accumulated deficit	(1,937,546)	(1,635,526)
Accumulated other comprehensive loss	(68,027)	(103,058)

Total stockholders’ equity	4,232,230	4,477,034

Total Liabilities and Equity	$10,755,384	$10,191,800

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2008	2007
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$(302,020)	$138,141
(Income) loss from discontinued operations	(6,035)	1,062

Net income (loss) from continuing operations	(308,055)	139,203
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	261,597	324,021
Deferred income taxes	(140,798)	25,246
Net changes in energy derivatives	589,054	(126,819)
Amortization of deferred financing costs	6,446	47,817
Gains on sales of assets and emission and exchange allowances, net	(39,484)	(18,496)
Debt extinguishments	1,017	72,589
Income of equity investment, net	(2,600)	(4,075)
Western states litigation and similar settlements	37,467	—
Other, net	(361)	8,909
Changes in other assets and liabilities:
Accounts and notes receivable, net	(187,077)	(368,989)
Change in notes, receivables and payables with affiliates, net	4,183	(4,225)
Inventory	(42,484)	(6,117)
Margin deposits, net	11,376	200,928
Net derivative assets and liabilities	(37,845)	(30,949)
Western states litigation and similar settlements payments	—	(35,000)
Accounts payable	107,675	172,789
Other current assets	(16,384)	(14,586)
Other assets	(2,902)	(35,155)
Taxes payable/receivable	11,852	(12,334)
Other current liabilities	16,648	6,352
Other liabilities	(8,683)	(9,168)

Net cash provided by continuing operations from operating activities	260,642	331,941
Net cash provided by (used in) discontinued operations from operating activities	7,459	(3,754)

Net cash provided by operating activities	268,101	328,187

Cash Flows from Investing Activities:
Capital expenditures	(215,695)	(135,473)
Proceeds from sales of assets, net	18,429	30,380
Proceeds from sales of emission and exchange allowances	38,685	6,794
Purchases of emission allowances	(26,053)	(52,160)
Restricted cash	(2,705)	4,716
Other, net	3,312	5,295

Net cash used in continuing operations from investing activities	(184,027)	(140,448)
Net cash provided by discontinued operations from investing activities	—	520

Net cash used in investing activities	(184,027)	(139,928)

Cash Flows from Financing Activities:
Payments of long-term debt	(57,704)	(1,497,887)
Proceeds from long-term debt	—	1,300,000
Increase in short-term borrowings and revolving credit facilities, net	—	6,554
Payments of financing costs	—	(31,245)
Payments of debt extinguishments	(1,017)	(72,589)
Proceeds from issuances of stock	13,542	39,401

Net cash used in financing activities	(45,179)	(255,766)

Net Change in Cash and Cash Equivalents	38,895	(67,507)
Cash and Cash Equivalents at Beginning of Period	754,962	463,909

Cash and Cash Equivalents at End of Period	$793,857	$396,402

Free Cash Flow Reconciliation
(Unaudited)

	Nine Months Ended September 30,
	2008	2007
	(millions of dollars)

Operating cash flow from continuing operations	$261	$332
Western states litigation and similar settlements payments	—	57
Change in margin deposits, net	(11)	(201)

Adjusted cash flow provided by continuing operations	250	188

Capital expenditures	(216)	(135)
Proceeds from sales of emission and exchange allowances	39	7
Purchases of emission allowances	(26)	(52)

Free cash flow provided by continuing operations	$47	$8

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Retail Energy Data
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	Change	2008	2007	Change
	(in millions)			(in millions)

Mass gross margin	$30	$244	$(214)	$225	$595	$(370)
Commercial and industrial gross margin	(5)	101	(106)	57	163	(106)
Market usage adjustments	22	(10)	32	(3)	(10)	7

Retail gross margin	47	335	(288)	279	748	(469)

Operation and maintenance	(67)	(65)	(2)	(190)	(186)	(4)
Selling and marketing	(49)	(34)	(15)	(119)	(94)	(25)
Bad debt expense	(31)	(30)	(1)	(44)	(68)	24

Retail contribution margin	(100)	206	(306)	(74)	400	(474)
Unrealized gains (losses) on energy derivatives	(1,654)	(8)	(1,646)	(624)	248	(872)

Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (1)	$(1,754)	$198	$(1,952)	$(698)	$648	$(1,346)

	Three Months Ended September 30,			Nine Months Ended September 30,

	2008	2007		2008	2007

	(gigawatt hours)			(gigawatt hours)

Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	4,113	4,740		10,012	10,848
Non-Houston	2,692	2,774		6,482	6,622
Small Business:
Houston	817	926		2,160	2,421
Non-Houston	450	467		1,111	1,127

Total Mass	8,072	8,907		19,765	21,018
Commercial and Industrial:
ERCOT (2)	9,768	10,491		28,254	27,601
Non-ERCOT	1,901	1,364		4,716	3,472

Total Commercial and Industrial	11,669	11,855		32,970	31,073

Market usage adjustments	47	12		(50)	(68)

Total	19,788	20,774		52,685	52,023

	Three Months Ended September 30,			Nine Months Ended September 30,

	2008	2007		2008	2007

	(in thousands, metered locations)			(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	995	1,052		996	1,067
Non-Houston	552	571		546	564
Small Business:
Houston	109	115		109	117
Non-Houston	40	37		39	35

Total Mass	1,696	1,775		1,690	1,783
Commercial and Industrial (2)	89	91		91	88

Total	1,785	1,866		1,781	1,871

	September 30,	December 31,
	2008	2007

	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	986	1,016
Non-Houston	552	555
Small Business:
Houston	109	109
Non-Houston	41	38

Total Mass	1,688	1,718
Commercial and Industrial (2)	89	93

Total	1,777	1,811

(1)	Retail energy segment profit and loss measure.

(2)	Includes customers of the Texas General Land Office for whom we provide services.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008		2007		2008		2007
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
PJM Coal	4,838.2	66%	5,973.6	82%	16,118.7	74%	18,100.9	83%
MISO Coal	938.3	34%	1,941.8	70%	4,346.0	52%	6,186.5	75%
PJM/MISO Gas	766.0	9%	775.1	11%	1,178.8	5%	1,189.1	6%
West	1,405.9	20%	2,303.5	33%	1,952.9	9%	3,211.0	16%
Other	63.5	3%	1,021.5	38%	70.4	2%	3,771.7	55%

Total	8,011.9	29%	12,015.5	45%	23,666.8	31%	32,459.2	41%

Commercial Capacity Factor (4):
PJM Coal	89.9%		89.5%		86.0%		81.5%
MISO Coal	94.7%		85.7%		84.3%		65.6%
PJM/MISO Gas	90.2%		93.0%		90.8%		90.7%
West	96.9%		96.7%		93.9%		96.3%
Other	81.7%		93.1%		81.7%		91.8%

Total	91.6%		90.8%		86.6%		81.5%

	GWh		GWh		GWh		GWh

Generation (3):
PJM Coal	4,349.3		5,345.4		13,864.4		14,752.9
MISO Coal	888.5		1,664.1		3,664.6		4,059.1
PJM/MISO Gas	690.9		721.0		1,070.6		1,078.6
West	1,361.7		2,228.2		1,834.0		3,091.9
Other	51.9		951.3		57.5		3,464.0

Total	7,342.3		10,910.0		20,491.1		26,446.5

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$29.66		$31.05		$33.25		$31.45
MISO Coal	21.38		29.45		25.65		29.07
PJM/MISO Gas	28.95		38.83		37.36		35.23
West	5.14		12.57		NM (6)		7.76
Other	19.27		9.46		17.39		6.64

Weighted average total	$23.97		$25.66		$29.04		$25.22

	Three Months Ended September 30,				Nine Months Ended September 30,

	2008	2007	Change		2008	2007	Change
	(in millions)				(in millions)
Open energy gross margin (7):

PJM Coal	$129	$166	$(37)		$461	$464	$(3)
MISO Coal	19	49	(30)		94	118	(24)
PJM/MISO Gas	20	28	(8)		40	38	2
West	7	28	(21)		(1)	24	(25)
Other	1	9	(8)		1	23	(22)

Total	176	280	(104)		595	667	(72)

Other margin (8):
PJM Coal	40	20	20		84	42	42
MISO Coal	13	6	7		18	11	7
PJM/MISO Gas	46	43	3		106	79	27
West	83	48	35		139	107	32
Other	10	18	(8)		29	56	(27)

Total	192	135	57		376	295	81

Open wholesale gross margin	368	415	(47)		971	962	9

Operation and maintenance	(134)	(144)	10		(452)	(489)	37
Bad debt expense	—	1	(1)		(1)	2	(3)

Open wholesale contribution margin	234	272	(38)		518	475	43

Historical and operational wholesale hedges
Power	(18)	(48)	30		(53)	(159)	106
Fuel	117	14	103		249	24	225
Tolling/Other	18	17	1		35	55	(20)

Total historical and operational wholesale hedges	117	(17)	134		231	(80)	311

Unrealized gains (losses) on energy derivatives	(40)	(20)	(20)		58	(80)	138

Total wholesale energy contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (9)	$311	$235	$76		$807	$315	$492

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.

This figure excludes the effects of other margin, our historical and operational wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal
(Unaudited)

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	489.0	903.9	96.3%	90.2%	471.0	815.6
Conemaugh (2)	280	9.4	551.8	606.9	89.1%	93.4%	491.7	566.7
Elrama	460	11.3	145.1	682.9	87.5%	70.7%	127.0	482.9
Keystone (2)	282	9.5	606.4	606.1	97.5%	95.2%	591.3	577.2
Portland	401	9.8	608.1	688.9	89.7%	94.8%	545.4	653.0
Seward	521	9.6	1,088.0	1,076.5	88.3%	95.6%	960.9	1,029.0
Shawville (2)	597	10.3	1,050.7	1,007.4	83.0%	84.8%	871.7	854.4
Titus	243	10.8	299.1	401.0	97.1%	91.4%	290.3	366.6

PJM Coal Total	3,364		4,838.2	5,973.6	89.9%	89.5%	4,349.3	5,345.4

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	487.7	1,161.1	99.9%	82.7%	487.3	960.8
New Castle	328	10.6	259.7	443.0	96.8%	91.7%	251.4	406.4
Niles	216	10.5	190.9	337.7	78.5%	87.9%	149.8	296.9

MISO Coal Total	1,265		938.3	1,941.8	94.7%	85.7%	888.5	1,664.1

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	1,929.5	2,788.0	94.1%	78.0%	1,816.0	2,174.1
Conemaugh (2)	280	9.4	1,727.8	1,793.4	88.9%	86.9%	1,535.6	1,559.0
Elrama	460	11.3	1,211.4	2,294.8	83.1%	68.1%	1,007.0	1,561.9
Keystone (2)	282	9.5	1,810.5	1,788.6	98.1%	86.1%	1,776.2	1,539.5
Portland	401	9.8	2,011.7	2,045.4	76.4%	80.2%	1,536.6	1,640.5
Seward	521	9.6	3,251.6	3,195.5	81.8%	77.3%	2,658.3	2,469.9
Shawville (2)	597	10.3	3,143.0	3,061.9	83.6%	90.3%	2,628.3	2,763.7
Titus	243	10.8	1,033.2	1,133.3	87.7%	92.1%	906.4	1,044.3

PJM Coal Total	3,364		16,118.7	18,100.9	86.0%	81.5%	13,864.4	14,752.9

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	2,432.0	3,663.3	83.6%	55.6%	2,033.3	2,036.7
New Castle	328	10.6	1,063.1	1,442.2	88.9%	73.9%	945.4	1,066.0
Niles	216	10.5	850.9	1,081.0	80.6%	88.5%	685.9	956.4

MISO Coal Total	1,265		4,346.0	6,186.5	84.3%	65.6%	3,664.6	4,059.1

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas
(Unaudited)

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	23.1	35.5	100.0%	99.2%	23.1	35.2
Blossburg	19	14.6	0.7	1.8	100.0%	100.0%	0.7	1.8
Brunot Island	289	10.4	0.8	5.1	100.0%	88.2%	0.8	4.5
Gilbert	536	11.0	18.1	23.6	100.0%	73.7%	18.1	17.4
Glen Gardner	160	14.6	0.5	3.7	100.0%	78.4%	0.5	2.9
Hamilton	20	14.8	0.1	0.2	100.0%	100.0%	0.1	0.2
Hunterstown	60	14.8	1.1	2.4	100.0%	100.0%	1.1	2.4
Hunterstown CCGT	810	7.0	709.1	635.9	89.7%	93.1%	635.8	591.9
Mountain	40	14.3	1.6	7.4	100.0%	100.0%	1.6	7.4
Orrtanna	20	14.4	0.2	1.0	100.0%	100.0%	0.2	1.0
Portland	169	11.2	0.9	4.3	100.0%	83.7%	0.9	3.6
Sayreville	224	13.8	5.4	6.0	68.5%	95.0%	3.7	5.7
Shawnee	20	14.0	—	0.2	0.0%	100.0%	—	0.2
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	0.7	2.3	100.0%	100.0%	0.7	2.3
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	1.8	5.2	94.4%	78.8%	1.7	4.1
Shelby	356	9.8	1.9	40.5	100.0%	99.8%	1.9	40.4

PJM/MISO Gas Total	3,958		766.0	775.1	90.2%	93.0%	690.9	721.0

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	34.4	51.1	100.0%	85.1%	34.4	43.5
Blossburg	19	14.6	7.9	5.8	92.4%	100.0%	7.3	5.8
Brunot Island	289	10.4	2.1	8.8	100.0%	93.2%	2.1	8.2
Gilbert	536	11.0	36.8	50.2	100.0%	72.3%	36.8	36.3
Glen Gardner	160	14.6	3.0	5.9	86.7%	86.4%	2.6	5.1
Hamilton	20	14.8	0.4	2.0	100.0%	100.0%	0.4	2.0
Hunterstown	60	14.8	2.6	7.6	100.0%	98.7%	2.6	7.5
Hunterstown CCGT	810	7.0	1,016.3	938.7	90.8%	91.6%	922.9	859.6
Mountain	40	14.3	5.3	12.8	100.0%	100.0%	5.3	12.8
Orrtanna	20	14.4	0.5	3.9	100.0%	100.0%	0.5	3.9
Portland	169	11.2	10.3	11.1	100.0%	94.6%	10.3	10.5
Sayreville	224	13.8	44.2	11.3	71.7%	57.5%	31.7	6.5
Shawnee	20	14.0	0.1	0.3	100.0%	100.0%	0.1	0.3
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	1.7	6.3	100.0%	100.0%	1.7	6.3
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	9.4	14.6	86.2%	84.9%	8.1	12.4
Shelby	356	9.8	3.8	58.7	100.0%	98.6%	3.8	57.9

PJM/MISO Gas Total	3,958		1,178.8	1,189.1	90.8%	90.7%	1,070.6	1,078.6

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
West and Other
(Unaudited)

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn (2)	598	7.2	582.3	919.9	94.8%	99.9%	552.2	918.8
Coolwater	622	10.1	189.0	387.5	96.8%	96.5%	182.9	373.9
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	219.3	260.5	97.3%	88.6%	213.3	230.8
Ormond Beach	1,516	9.6	415.3	735.6	99.5%	95.8%	413.3	704.7

West Total	3,990		1,405.9	2,303.5	96.9%	96.7%	1,361.7	2,228.2

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (4)	830	6.1	—	784.8	0.0%	99.9%	—	784.4
Choctaw	800	7.0	62.9	236.7	81.6%	70.5%	51.3	166.9
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	0.6	—	100.0%	0.0%	0.6	—

Other Total	2,687		63.5	1,021.5	81.7%	93.1%	51.9	951.3

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn (2)	598	7.2	582.8	1,437.0	94.8%	99.9%	552.7	1,435.8
Coolwater	622	10.1	363.3	524.2	90.9%	96.4%	330.3	505.5
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	381.0	380.6	96.0%	92.0%	365.8	350.3
Ormond Beach	1,516	9.6	625.8	869.2	93.5%	92.1%	585.2	800.3

West Total	3,990		1,952.9	3,211.0	93.9%	96.3%	1,834.0	3,091.9

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (4)	830	6.1	—	3,520.1	0.0%	93.2%	—	3,282.3
Choctaw	800	7.0	66.9	250.6	80.7%	72.1%	54.0	180.7
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	3.5	1.0	100.0%	100.0%	3.5	1.0

Other Total	2,687		70.4	3,771.7	81.7%	91.8%	57.5	3,464.0

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Bighorn facility was sold in October 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.

(4)	Channelview was deconsolidated on August 20, 2007 and the Channelview facility was sold on July 1, 2008.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Capital Expenditures Forecast
(Unaudited)

	2008E	2009E	2010E
	(in millions)

Maintenance capital expenditures:
Retail energy	$26	$13	$13
Wholesale energy	43	37	51
Other operations	21	15	15

	90	65	79
Environmental (1)	225	124	18
Capitalized interest	17	30	2

Total capital expenditures	$332	$219	$99

(1)	Estimate represents the low end of the range.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)

September 30, 2008
(in millions)
Debt:
Senior secured revolver	$—
Senior secured notes	667
Senior unsecured notes	1,300
Orion Power 12% notes (1)	420
PEDFA fixed-rate bonds for Seward plant	500
Warrants	(1)
Other (2)	1

Total GAAP debt	2,887

REMA operating leases (off-balance sheet)	443

Gross Debt (3)	$3,330

(1)	Orion 12% notes include purchase accounting adjustments of $20 million.

(2)	Other subsidiary debt.

(3)	Gross debt includes off-balance sheet REMA leases of $443 million.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042